ACCRUED EXPENSES AND OTHER LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
ACCRUED EXPENSES AND OTHER LIABILITIES
Salary and welfare payable	$ 169,355	¥ 1,164,401	¥ 1,033,889
Accrual for purchases of property and equipment	36,690	252,265	121,735
Accrued expenses	40,357	277,479	271,156
Payable for business acquisitions (Note 4)	1,794	12,335	26,497
Others	77,420	532,305	387,996
Total	$ 325,616	¥ 2,238,785	¥ 1,841,273